UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2007

CITIZENS COMMUNICATIONS COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
Registrant’s telephone number including area code: (203) 614-5600

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14e-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Supplemental Indentures

On March 8, 2007, Citizens Communications Company, a Delaware corporation (“Citizens”), and Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation and, subsequent to the Merger (as defined below), a wholly owned subsidiary of Citizens (“Commonwealth”), entered into (i) the First Supplemental Indenture (the “2003 First Supplemental Indenture”) to the Indenture dated July 18, 2003 (the “2003 Base Indenture”), between Commonwealth and The Bank of New York, as Trustee (the “Trustee”) and (ii) the First Supplemental Indenture (the “2005 First Supplemental Indenture” and, together with the 2003 First Supplemental Indenture, the “Supplemental Indentures”) to the Indenture dated August 3, 2005 (the “2005 Base Indenture” and, together with the 2003 Base Indenture, the “Indentures”), between Commonwealth and the Trustee.

The purposes of the First Supplemental Indentures were, among other things, to cause Citizens to guarantee the obligations of Commonwealth under the terms of the Indentures and to effect certain amendments to the Indentures, in accordance with their respective terms, as a result of the Merger. The 2003 First Supplemental Indenture and the 2005 First Supplemental Indenture are filed with this report as Exhibits 10.1 and 10.2, respectively, and their contents are incorporated by reference into this Item 1.01.

364 Day Loan Facility

On March 8, 2007, Citizens entered into a Loan Agreement (the “Loan Agreement”), among Citizens, the lending institutions party thereto and Citicorp North America, Inc., as administrative agent.

The Company borrowed $200 million (the “Loan”) under the Loan Agreement, which borrowings were used in connection with the Merger.

The Loan has a final maturity date of March 6, 2008.  Citizens may voluntarily prepay the Loan, in whole or in part, without penalty or premium (subject to certain customary breakage costs) and is required to repay the loan if it issues certain equity or debt securities or undertakes certain asset sales.  Interest rates under the Loan Agreement are based on either Citicorp's prime rate or LIBOR plus a variable margin, which is fixed for the first six months at 1.00% (in the case of LIBOR based loans) and zero, in the case of prime rate loans.  The Loan Agreement contains customary representations and warranties, affirmative and negative convenants and events of default that are consistent with those in Citizens' existing credit agreements.

The above description of the Loan Agreement is qualified in its entirety by the terms of the Loan Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 8, 2007, Citizens completed its acquisition of Commonwealth for approximately $1.29 billion. Pursuant to an Agreement and Plan of Merger, dated as of September 17, 2006 (the “Merger Agreement”), among Citizens, CF Merger Corp., a Delaware corporation and a wholly owned subsidiary of Citizens (“Merger Sub”), and Commonwealth, Merger Sub merged with and into Commonwealth (the “Merger”), with Commonwealth as the surviving company.

Pursuant to the Merger Agreement, each share of Commonwealth common stock outstanding at the effective time of the Merger was converted into the right to receive $31.31 in cash and 0.768 shares of Citizens common stock.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Citizens on September 18, 2006 and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to former Commonwealth stockholders is attached as Exhibit 99.1 to this Current Report.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided under the heading “364 Day Loan Facility” in Item 1.01 is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro forma financial information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 17, 2006, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and CF Merger Corp. (incorporated by reference from Citizens’s Current Report on Form 8-K filed on September 18, 2006).

10.1	First Supplemental Indenture, dated March 8, 2007, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and The Bank of New York, as Trustee.

10.2	First Supplemental Indenture, dated March 8, 2007, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and The Bank of New York, as Trustee.

10.3	Loan Agreement, dated as of March 8, 2007, among Citizens Communications Company, as borrower, the Lenders listed therein, Citicorp North America, Inc., as Administrative Agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. as Joint-Lead Arrangers and Joint Book-Running Managers.

99.1	Press release, dated March 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

By:	/s/ Donald R. Shassian
Name: Donald R. Shassian
Title: Chief Financial Officer

Date: March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 17, 2006, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and CF Merger Corp. (incorporated by reference from Citizens’s Current Report on Form 8-K filed on September 18, 2006).

10.1	First Supplemental Indenture, dated March 8, 2007, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and The Bank of New York, as Trustee.

10.2	First Supplemental Indenture, dated March 8, 2007, among Commonwealth Telephone Enterprises, Inc., Citizens Communications Company and The Bank of New York, as Trustee.

10.3	Loan Agreement, dated as of March 8, 2007, among Citizens Communications Company, as borrower, the Lenders listed therein, Citicorp North America, Inc., as Administrative Agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. as Joint-Lead Arrangers and Joint Book-Running Managers.

99.1	Press release, dated March 8, 2007.